UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                          ----------------------

                               FORM 8-K

                             CURRENT REPORT

  Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

    	Date of Report (Date of Earliest Event Reported) February 28, 2003

                        CENTRAL NATURAL RESOURCES, INC.

       	(Exact name of registrant as specified in its charter)

    Delaware                       0-1392                  44-0195290
-------------------------      -----------------------   ------------------
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
of incorporation or                                      Identification No.)
organization)

911 Main Street, Suite 1710, Kansas City, Missouri              64105
------------------------------------------------------          ---------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code          816/842-2430
                                                            -------------
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


Title of each class               Name of each Exchange on which Registered
-------------------               -----------------------------------------
None                              None


SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                   Common Stock ($1 Par Value)
                   ---------------------------
                        (Title of Class)

Items 1 - NONE

Item 2 - ACQUISITION OR DISPOSITION OF ASSETS

On February 28, 2003 Central Natural Resources, Inc. (hereinafter the "Corporation") through a wholly-owned subsidiary, CNR Production, L.L.C., a Texas limited liability company (hereinafter the "Subsidiary"), executed and closed the acquisition of certain assets described hereafter pursuant to a "Purchase and Sale Agreement Between Smith Production, Inc. as Seller and CNR Production, L.L.C. as Purchaser" (hereinafter the "Purchase Agreement"). Pursuant to the Purchase Agreement, the Subsidiary acquired an undivided two percent (2%) interest in certain property rights of the Seller described in the Purchase Agreement constituting working interests in two oil and gas fields known as the Bass Flores Field and Total Tabasco Field located in Hidalgo and Starr Counties in south Texas. This area of Texas is active in the production of gas and oil, and there are a number of operating oil and gas wells located on the property acquired.

As consideration for this acquisition, the Subsidiary paid $1,080,000. This amount was paid by the Subsidiary from funds provided by the Corporation from its available liquid resources by means of capital contributions and loans to the Subsidiary.

Patrick J. Moran, a Director of the Corporation, through another corporation controlled by him, has been involved in other oil and gas transactions with Smith Production, Inc. and has in fact also acquired from Smith Production, Inc. an undivided interest in the same properties in Texas. The Board of Directors of the Corporation has determined that this relationship between Mr. Moran and Smith Production, Inc. does not constitute any conflict of interest with respect to the Corporation or the Subsidiary.

Items 3-11 Inclusive - NONE

                                       SIGNATURES
                                       ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                       CENTRAL NATURAL RESOURCES, INC.
                                       -------------------------------

Date: March 14, 2003                 	By /s/  Phelps C. Wood
                                       -------------------------------
                                       Phelps C. Wood
                                       President